PRODUCT DEVELOPMENT AGREEMENT

         THIS PRODUCT DEVELOPMENT AGREEMENT ("Agreement") dated this 7th day of January, 2000, is entered into between MEGAMEDIA NETWORKS, INC., ("MegaMedia") whose address is 57 West Pine Street, Orlando, Florida 32801, and NEXTELLIGENT, INC. ("Nextelligent") whose address is 57 West Pine Street, Orlando, Florida 32801, provides as follows:

         WHEREAS, MegaMedia is involved in providing on-line broadcasts to its customers; and

         WHEREAS, Nextelligent is engaged in portal and software platform development ("Services"); and

         WHEREAS, MegaMedia wishes to receive services from Nextelligent and Nextelligent is willing to provide such services to MegaMedia in accordance with the terms and conditions contained herein.

         NOW, THEREFORE, in return for valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. UTILIZATION OF SERVICES. During the term of this Agreement, MegaMedia will utilize Nextelligent as its exclusive provider for the Services provided the pricing and time frame specifications for the Services are mutually agreeable to the parties. For each project in which MegaMedia has need for the Services it will contact Nextelligent, provide the goals and specifications for the project and negotiate in good faith the pricing and time frame requirements for the project. If the parties are unable to reach agreement then MegaMedia may engage another vendor to provide the required Services provided, however, the pricing, time frame requirements and other terms and conditions for the Services to be provided by the other vendor cannot in the aggregate be more favorable than those which were offered to Nextelligent.

         2. TERM. The term of this agreement shall be for five (5) years.

         3. GOVERNING LAW/VENUE. This Agreement shall be construed and enforced in accordance with the laws of the State of Florida. Venue of any action brought hereunder shall lie in Orange County, Florida.

         4. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding and agreement of the parties and supersedes and replaces all prior understandings, agreements and negotiations between the parties related to the subject matter herein.

         5. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, all of which shall remain enforceable in accordance with their terms.



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         6. NOTICES. Any notices required or permitted to be given under this
Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail to the principal office of each party.

         7. ATTORNEY'S FEES. The prevailing party in any action to enforce any provision of this Agreement shall be entitled to recover from the other party all of its reasonable costs and expenses, including reasonable attorney's fees incurred in such litigation, at all trial and appellate levels.

                                           MEGAMEDIA NETWORKS, INC.

                                           By:   /s/ Mark R. Dolan
                                              ----------------------------------
                                           Printed Name:   Mark R. Dolan
                                                        ------------------------
                                           Its:   Secretary

                                               ---------------------------------


                                           NEXTELLIGENT, INC.

                                           By:   /s/ William A. Mobley, Jr.
                                              ----------------------------------
                                           Printed Name:  William A. Mobley, Jr.
                                                        ------------------------
                                           Its:   Proprietor

                                               ---------------------------------

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